SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Salix Pharmaceuticals, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

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4.	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 9, 2005

To The Stockholders:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Salix Pharmaceuticals, Ltd. will be held on Thursday, June 9, 2005 at 9:00 a.m., local time, at our new headquarters located at 1700 Perimeter Park Drive, Morrisville, North Carolina for the following purposes:

1.	To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve the Salix Pharmaceuticals, Ltd. 2005 Stock Plan;

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on April 21, 2005 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it has been voted at the annual meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

For the Board of Directors,

SALIX PHARMACEUTICALS, LTD.

Stephen D. Celestini,

Corporate Secretary

Raleigh, North Carolina

April 29, 2005

Your vote is important. In order to assure your representation at the meeting, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope.

SALIX PHARMACEUTICALS, LTD.

PROXY STATEMENT

2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 9, 2005

General

The enclosed proxy is solicited on behalf of the Board of Directors of Salix Pharmaceuticals, Ltd. for use at the annual meeting of stockholders to be held Thursday, June 9, 2005 at 9:00 a.m., local time, at our new headquarters located at 1700 Perimeter Park Drive, Morrisville, North Carolina, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 21, 2005 are entitled to notice of and to vote at the meeting. On that record date, 36,651,845 shares of our common stock were issued and outstanding.

These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 2004, including financial statements, were first mailed on or about May 2, 2005 to all stockholders entitled to vote at the meeting.

The purposes of the meeting are:

1. To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve the Salix Pharmaceuticals, Ltd. 2005 Stock Plan;

3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date and Shares Outstanding

Stockholders of record at the close of business on April 21, 2005 are entitled to notice of and to vote at the meeting. At the record date 36,651,845 shares of our common stock were issued and outstanding. This share number and all share numbers contained in this proxy statement reflect the three-for-two split of our common stock that occurred in July 2004.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

•	filing with the Corporate Secretary of Salix at or before the taking of the vote at the meeting a written notice of revocation bearing a later date than the proxy;

•	duly executing a later-dated proxy relating to the same shares and delivering it to the Corporate Secretary of Salix at or before the taking of the vote at the meeting; or

•	attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

Any written notice of revocation or subsequent proxy should be delivered to Salix Pharmaceuticals, Ltd. at 8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615 – which is our current address and any proxies received after our move will be forwarded to our new headquarters, Attention: Corporate Secretary, or hand-delivered to the Corporate Secretary before the taking of the vote at the meeting.

Voting

Each holder of common stock is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the meeting. Stockholders’ votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the meeting. Abstentions are considered shares present and entitled to vote and, therefore, have the same legal effect as a vote against a matter presented at the meeting. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes but will be considered for purposes of determining the presence of a quorum.

Solicitation of Proxies

The expense of soliciting proxies in the enclosed form will be borne by Salix. In addition, we might reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to those beneficial owners. Proxies may also be solicited by our directors, officers or employees, personally or by telephone, telegram, facsimile or other means of communication. We do not intend to pay additional compensation for doing so.

Deadline for Receipt of Stockholder Proposals

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable Delaware law and our bylaws, as amended and restated on August 18, 2003, a copy of which was filed as Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on September 2, 2003. Because we did not receive any stockholder proposals to be presented at our 2005 annual meeting of stockholders between February 14, 2005 and March 15, 2005 as required by our bylaws, only the items of business described above will be presented for consideration at the 2005 annual meeting of stockholders.

Stockholder proposals to be presented at our 2006 annual meeting of stockholders must be delivered to our Corporate Secretary at our principal executive offices not earlier than February 16, 2006 nor later than March 18, 2006; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after June 9, 2005, notice by the stockholder must be delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A board of five directors is to be elected at the meeting. Unless a proxy is marked to withhold authority to vote, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are currently directors and each of whom has consented to be named in this proxy statement and to serve if elected. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified.

The Board of Directors unanimously recommends voting “FOR” the five nominees listed below.

The name of and certain information regarding each nominee as of March 1, 2005 is set forth below, which information is based on data furnished to us by the nominees. There are no family relationships among directors, director nominees or executive officers of Salix. The business address for each nominee for matters regarding Salix is currently 8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615, and will become 1700 Perimeter Park Drive, Morrisville, North Carolina 27560 as of mid-May 2005.

Name Director Since	Age	Position(s) With Salix
John F. Chappell (2)(3) December 1993	68	Chairman of the Board of Directors

Thomas W. D’Alonzo (1)(2)(3) June 2000	61	Director

Richard A. Franco (1)(2)(3) June 2000	63	Director

William P. Keane (1) January 2004	50	Director

Carolyn J. Logan July 2002	56	President, Chief Executive Officer and Director

(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.

(3)	Member of Nominating/Corporate Governance Committee.

John F. Chappell has served as a member of our Board of Directors since December 1993 and has been the Chairman of the Board since September 2003. From 1990 until his retirement in 2000, he served as founder and Chairman of Plexus Ventures, which specializes in business development and strategic transactions for clients in the biotechnology, pharmaceutical and drug delivery industries. Prior to founding Plexus Ventures, Mr. Chappell served as Chairman, Worldwide Pharmaceuticals for SmithKline Beecham plc, now GlaxoSmithKline plc, where he was responsible for the multi-billion dollar ethical pharmaceutical business with 30,000 employees worldwide. During his 28 years at SmithKline Beecham, Mr. Chappell also headed the International Consumer Products (OTC) operations and the Corporate Development Center. He has served as a director of SmithKline Beecham, the Pharmaceutical Manufacturers Association, now PhRMA, and the Industrial Biotechnology Association, now BIO. Mr. Chappell holds a Bachelor of Arts degree from Harvard University and attended the Wharton School of the University of Pennsylvania.

Thomas W. D’Alonzo joined our Board of Directors in May 2000. From 1996 to 1999, Mr. D’Alonzo served as President and Chief Operating Officer of Pharmaceutical Product Development, Inc., or PPD, a global provider of discovery and development services to pharmaceutical and biotechnology companies. Before joining PPD, he served as President and Chief Executive Officer of GENVEC, Inc. from 1993 to 1996. From 1983 to 1993, Mr. D’Alonzo held positions of increasing responsibility within Glaxo, Inc., including President. Mr. D’Alonzo has served as a director of Goodmark Foods, PPD and Amarillo Biosciences, Inc. Mr. D’Alonzo received his B.S. in Business Administration from the University of Delaware, and his law degree from the University of Denver College of Law.

Richard A. Franco joined our Board of Directors in May 2000. Mr. Franco is President of the Richards Group Ltd., a healthcare consulting firm, and DARA Biosciences, Inc. He serves as a director of TriPath Imaging, Inc., a public company focused on developing, manufacturing and selling products for cancer detection, diagnosis, staging and treatment, and Tranzyme, Inc., a research and development company focused on drug discovery and development of therapies for neurosensory disorders. Mr. Franco served as the Chairman of the Board for LipoScience, Inc. from May 1997 to October 2002, as well as Chief Executive Officer and President from November 1997 to September 2001. Prior to co-founding LipoScience, he was President, Chief Executive Officer and a director of Trimeris Inc., a biopharmaceutical company. Prior to joining Trimeris, Mr. Franco held several senior positions and served on the Executive Committee of Glaxo, Inc. from 1983 to 1994, including Vice President and General Manager of Glaxo Dermatology, Vice President and General Manager of the Cerenex Division, Vice President of Commercial Development and Vice President of Marketing. Prior to joining Glaxo, Mr. Franco worked in various positions over a 16-year period with Eli Lilly and Company. He received a B.S. in Pharmacy from St. John’s University and did his graduate work in pharmaceutical marketing and management at Long Island University.

William P. Keane joined our Board of Directors in January 2004. Mr. Keane is the Chief Financial Officer and Corporate Secretary for Genta Incorporated, a biopharmaceutical company focused on the identification, development and commercialization of drugs for the treatment of patients with cancer, positions he has held since October 2002. Prior to that, Mr. Keane was the Vice President – Sourcing, Strategy and Operations Effectiveness for Bristol-Myers Squibb Company from April 2001 until October 2002. From August 2000 until April 2001, Mr. Keane was the Chief Financial Officer for Covance Biotechnology Services, a drug development services company. From September 1997 until July 2000, Mr. Keane was the Vice President, Finance – Global Pharmaceutical Manufacturing for Warner-Lambert Company, a pharmaceutical company subsequently acquired by Pfizer Inc. Mr. Keane received a B.A. in Microbiology and an M.B.A. from Rutgers University.

Carolyn J. Logan has served as our President and Chief Executive Officer and as a member of our Board of Directors since July 2002. She previously served as Senior Vice President, Sales and Marketing from June 2000 to July 2002. Prior to joining Salix, Ms. Logan served as Vice President, Sales and Marketing of the Oclassen Dermatologics division of Watson Pharmaceuticals, Inc. from May 1997 to June 2000, and as Vice President, Sales from February 1997 to May 1997. Prior to that date, she served as Director, Sales of Oclassen Pharmaceuticals, Inc. from January 1993 to February 1997. Prior to joining Oclassen, Ms. Logan held various sales and marketing positions with Galderma Laboratories, Ulmer Pharmacal and Westwood Pharmaceuticals. Ms. Logan received a B.S. degree in Biology and Dental Hygiene from the University of North Carolina at Chapel Hill.

Required Vote

The five nominees receiving the highest number of affirmative votes of the common stock present or represented and entitled to be voted for them shall be elected as directors. Abstentions or votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect on the election under Delaware law.

CORPORATE GOVERNANCE MATTERS

Director Independence

Our Board is currently composed of five directors, four of whom our Board has determined to be independent within the meaning of the Nasdaq Marketplace Rules. These four directors are Messrs. Chappell, D’Alonzo, Franco and Keane. As part of such determination of independence, our Board has affirmatively determined that none of these four directors have a relationship with Salix that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors. Ms. Logan, our President and Chief Executive Officer, is the only member of management serving as a director.

Board Meetings and Committees

Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. Each committee is comprised entirely of independent directors in accordance with Nasdaq Marketplace Rules.

The Audit Committee’s purpose is to oversee our accounting and financial reporting principles and policies and internal audit controls and procedures, oversee our financial statements and the independent audit thereof, select, evaluate and, where deemed appropriate, replace the outside auditors and evaluate the independence of the outside auditors. The Audit Committee currently consists of William P. Keane (Chairman), Thomas W. D’Alonzo and Richard A. Franco. The Board has determined that Mr. Keane is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for our executive officers and other employees, and administers our various incentive compensation and benefit plans. The Compensation Committee currently consists of Thomas W. D’Alonzo (Chairman), John F. Chappell and Richard A. Franco.

The Nominating/Corporate Governance Committee is responsible for recommending director candidates to our Board of Directors, developing, periodically reviewing and overseeing procedures for stockholders to nominate director candidates, developing, periodically reviewing and recommending to the Board a set of corporate governance principles and administering our Code of Business Conduct. In addition, it is the policy of the Nominating/Corporate Governance Committee to meet regularly to discuss Chief Executive Officer succession plans. The Nominating/Corporate Governance Committee currently consists of Richard A. Franco (Chairman), John F. Chappell and Thomas W. D’Alonzo.

The charters for the Audit Committee, Compensation Committee and the Nominating/Corporate Governance Committee, which have been adopted by the Board of Directors, contain detailed descriptions of the committees’ duties and responsibilities and are available under Corporate Governance in the About Us section on our website at www.salix.com.

In addition to the meetings held by the above-referenced committees, the independent non-employee members of the Board of Directors regularly meet in executive session without our Chief Executive Officer or any executive officers present to evaluate the performance of management.

Information Regarding Meetings

During fiscal 2004, the Board of Directors held twelve meetings and acted once by unanimous written consent, the Audit Committee held eleven meetings, the Compensation Committee held one meeting and acted twice by unanimous written consent and the Nominating/Corporate Governance Committee held two meetings. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors, or the committees on which he or she served, which occurred during fiscal 2004.

Although we do not have a formal written policy with respect to Board members’ attendance at our annual meetings of stockholders, we strongly encourage all directors to attend. All of our directors attended the 2004 annual meeting of stockholders in person, except Mr. Keane who was unable to travel as he was recovering from a minor surgery.

Selection of Nominees for the Board of Directors

The Nominating/Corporate Governance Committee of our Board of Directors has the responsibility for establishing the criteria for recommending which directors should stand for re-election to our Board and the selection of new directors to serve on our Board. Although the committee has not formulated any specific minimum qualifications for director candidates, it has determined that desirable characteristics include strength of character, mature judgment, career specialization, relevant technical skills, diversity and independence.

In addition, the committee is responsible for establishing the procedures for our stockholders to nominate candidates to the Board. For stockholder nominations to be properly brought before an annual meeting by a stockholder, the stockholder must have given proper and timely notice thereof in accordance with our bylaws. To be timely for the 2006 annual meeting, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation between February 16 and March 18, 2006; provided, however, that if the date of the 2006 annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after June 9, 2006, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (1) the 90th day prior to the 2006 annual meeting or (2) the 10th day following the day on which public announcement of the date of the 2006 annual meeting is first made. The Nominating/Corporate Governance Committee will evaluate a nominee recommended by a stockholder in the same manner in which the committee evaluates nominees recommended by other persons.

Code of Business Conduct and Code of Ethics

We have adopted a Code of Business Conduct that is designed to promote the highest standards of ethical conduct by our directors and employees. The Code of Business Conduct requires that our directors and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in Salix’s best interest. Our Code of Business Conduct includes a Code of Ethics for our chief executive officer, chief financial officer, chief accounting officer or controller, or persons performing similar functions for our company.

As a mechanism to encourage compliance with the Code of Business Conduct and the Code of Ethics, we have established procedures to receive, retain, and address complaints received regarding accounting or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner.

In addition, our Board of Directors routinely reviews its own performance to ensure that the Board is acting in the best interests of Salix and its stockholders.

Our Code of Business Conduct and Code of Ethics are available for review under Corporate Governance in the About Us section on our website at www.salix.com.

Communications with the Board of Directors

Stockholders who wish to communicate with members of the Board, including the independent directors individually or as a group, may send correspondence to them in care of our Corporate Secretary at our principal executive offices. Such communication will be forwarded to the intended recipient(s). We currently do not intend to have our Corporate Secretary screen this correspondence, but we may change this policy if directed by the Board due to the nature or volume of the correspondence.

Compensation Committee Interlocks and Insider Participation

John F. Chappell, Thomas W. D’Alonzo and Richard A. Franco served as members of our Compensation Committee during all of 2004, and William Keane served as a member until June 17, 2004. None of these individuals was at any time during 2004 or at any other time an officer or employee of ours. Carolyn J. Logan, our President and Chief Executive Officer since July 2002, participated in discussions and decisions regarding salaries and incentive compensation for all of our executive officers, except she was and is excluded from discussions regarding her own salary and incentive stock compensation. No interlocking relationship exists between any member of our Compensation Committee and any member of any other company’s board of directors or compensation committee.

Compensation of Directors

We reimburse each member of our Board of Directors for out-of-pocket expenses incurred in connection with attending Board meetings. Upon joining our Board, non-employee directors receive a one-time grant of an option to purchase 20,000 shares at the fair market value as of the date of grant, vesting ratably over 36 months. Upon re-election to the Board, we also grant each of our outside directors an option to purchase 15,000 shares at the fair market value as of the date of grant, vesting ratably over 12 months. Directors who are granted stock options execute our standard form of stock option agreement. We pay an annual retainer to our non-employee chairman in the amount of $75,000 and to our other non-employee directors in the amount of $20,000. We pay an annual retainer of $6,000 to all Audit Committee members and an additional retainer of $6,000 to the chairpersons of each of the Audit, Compensation and Nominating/Corporate Governance Committees. Additionally, we pay each non-employee director $2,000 per Board meeting attended in person, $1,000 per Board meeting attended by telephone and $500 per Audit Committee meeting attended, whether in person or by telephone.

PROPOSAL TWO

APPROVAL OF 2005 STOCK PLAN

Our 2005 Stock Plan, a summary of the terms of which is provided below, was adopted and approved by the Board of Directors in April 2005, subject to stockholder approval at the annual meeting. The 2005 Stock Plan was approved by the Board of Directors to replace the 1996 Stock Option Plan, which expires in May 2006. The terms of the 2005 Plan regarding stockholder options are substantially similar to the 1996 Plan. As of April 29, 2005, 538,580 shares of our common stock are available for issuance under the 1996 Stock Option Plan.

A total of 1,000,000 additional shares of our common stock have been reserved for issuance under the 2005 Stock Plan, plus any remaining shares available under the 1996 Plan. We are asking you to approve the adoption of the 2005 Stock Plan and the reservation of 1,000,000 additional shares of common stock for issuance under the 2005 Stock Plan. No shares are currently outstanding under the 2005 Stock Plan.

As of the record date, we had approximately 155 employees. We believe that stock options, stock bonuses and rights to purchase common stock granted under the 2005 Stock Plan are an important incentive for our employees. These stock rights are a significant part of our ability to attract, retain and motivate people whose skills and performance are critical to our success. We have a standing practice of linking employee compensation to corporate performance because we believe that this increases employee motivation to improve stockholder value. We have, therefore, consistently included equity incentives as a significant component of compensation for our employees. For these reasons, the Board has unanimously adopted resolutions approving, and recommending to the stockholders for their approval, the 2005 Stock Plan. A copy of the 2005 Stock Plan is attached hereto as Appendix A.

Vote Required

Approval of the 2005 Stock Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock present or represented at the meeting.

In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the meeting and the total number of shares represented and voting on this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the approval of this proposal.

The Board Of Directors unanimously recommends that the stockholders vote “For” the approval of the 2005 Stock Plan.

Summary of 2005 Stock Plan

The essential terms of the 2005 Stock Plan are summarized as follows:

Purpose

The purposes of the 2005 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants and to promote the success of our business.

Administration

The 2005 Stock Plan provides for administration by our Board of Directors or by a committee of the Board, and is currently administered by our Compensation Committee. The Board or the committee appointed to administer the 2005 Stock Plan is referred to in this summary as the “Administrator.” The Administrator determines the terms of the stock rights granted, including the exercise or purchase price, the number of shares subject to the stock right and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants.

Eligibility

Under the 2005 Stock Plan, nonstatutory stock options, stock bonuses and stock purchase rights may be granted to employees and consultants (including non-employee directors). Incentive stock options may be granted only to employees. The Administrator selects the grantees and determines the number of shares to be subject to each stock right. In making such determination, the Administrator takes into account the duties and responsibilities of the grantee, the value of the grantee’s services, the grantee’s present and potential contribution to our success and other relevant factors. The 2005 Stock Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options which are exercisable by a grantee for the first time in any one calendar year.

Terms of Stock Rights

Stock Options.    Each option is evidenced by a stock option agreement between us and the grantee to whom such option is granted and is subject to the following additional terms and conditions:

(1) Exercise of the Option:    The Administrator determines when options granted under the 2005 Stock Plan may be exercised. An option is exercised by giving written notice of exercise to us, specifying the number of shares of common stock to be purchased and tendering payment to us of the purchase price. Payment for shares issued upon exercise of an option may consist of:

•	cash;

•	check;

•	delivery of already-owned shares of our common stock subject to certain conditions;

•	pursuant to a net exercise procedure under which shares exercisable under the option grant are forfeited as payment of the exercise price;

•	pursuant to a cashless exercise procedure under which the grantee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to us, out of the sale proceeds, an amount equal to the exercise price;

•	any combination of the foregoing methods of payment; or

•	as determined by the Administrator in accordance with applicable laws.

Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

(2) Option Price:    The option price of all stock options under the 2005 Stock Plan may not be less than the fair market value of the common stock on the date the option is granted. In the case of an incentive stock option granted to a grantee who at the time of grant owns stock representing more than 10% of the voting power of all classes of our stock, the option price must be not less than 110% of the fair market value on the date of grant.

(3) Termination of Employment or Consulting Relationship:    The 2005 Stock Plan provides that if the grantee’s employment or consulting relationship with us is terminated for any reason, other than death or disability, the period of time during which an option may be exercised following such termination is 30 days (or such other period of time as the Administrator may determine, not exceeding three months in the case of an incentive stock option, subject to certain conditions, or six months in the case of a nonstatutory stock option). Options may be exercised only to the extent they were exercisable on the date of termination and in no event later than the expiration of the term of the option. To the extent that an option is not exercisable at the date of such termination, or if the option is not exercised within the specified time, the option expires.

(4) Death:    If a grantee dies while an employee or a consultant, all unvested options shall immediately vest, and the option may be exercised at any time within six months (or such shorter period of time determined by the Administrator) by the grantee’s estate or by a person who acquired the right to exercise the option by bequest or inheritance. If a grantee dies within 30 days after the termination of employment or consulting services (or such shorter period of time determined by the Administrator), the option may be exercised at any time within 12 months by the grantee’s estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent the option could have been exercised as of the termination of grantee’s employment or consulting services.

(5) Disability:    If a grantee’s employment is terminated due to a disability, all unvested options shall immediately vest, and such options may be exercised at any time within 12 months (or such shorter period determined by the Administrator) from the date of such termination, and in no event later than the expiration of the term of such option as set forth in the notice of grant. To the extent that an option is not exercisable at the date of such termination, or if the option is not exercised within the specified time, the option expires.

(6) Termination of Options:    The term of each option is fixed by the Administrator and may not exceed 10 years from the date of grant in the case of incentive stock options. However, incentive stock options granted to a grantee who, at the time the option is granted, owned more than 10% of the voting power of our stock, may not have a term of more than five years. No option may be exercised by any person after expiration.

(7) Nontransferability of Options:    Unless determined otherwise by the Administrator, an option is nontransferable by the grantee, other than by will or the laws of descent and distribution, and is exercisable only by the grantee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the grantee.

Stock Bonuses.    Awards of stock may be made to participants under the 2005 Stock Plan for services performed for us. The Administrator will determine the stock bonuses, if any, to be awarded. Any restrictions on stock bonuses, such as repurchase options, are determined by the Administrator.

Stock Purchase Rights.    Shares of stock may be sold to participants under the 2005 Stock Plan as an incentive for the performance of past or future services to us. The Administrator may determine the purchase price to be paid for such stock, which shall not be less than the fair market value as of the date of grant, and other terms of such purchase. Any restrictions on stock purchase rights, such as repurchase options, are determined by the Administrator.

Adjustment Upon Changes In Capitalization

In the event any change, such as a stock split or dividend, is made in our capitalization which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by us, an appropriate adjustment shall be made in the exercise price for stock options, the purchase price for shares issuable pursuant to stock purchase rights, and in the number of shares subject to each stock right under the 2005 Plan. In the event of our merger with or into another corporation, all outstanding stock rights shall become vested and immediately and fully exercisable, and may either be assumed or an equivalent stock right substituted by the surviving entity, or the Administrator shall notify grantees that all stock rights shall be fully exercisable for a period of 10 days, after which the stock rights shall terminate.

Amendment and Termination

The Board of Directors may amend or terminate the 2005 Stock Plan at any time or from time to time. We shall obtain stockholder approval of any material 2005 Stock Plan amendment (including but not limited to any downward repricing of outstanding options or increase in the total number of shares that may be issued under the 2005 Stock Plan) or otherwise to the extent necessary and desirable to comply with laws governing the 2005 Stock Plan. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the 2005 Stock Plan without the consent of the grantee. In any event, the 2005 Stock Plan will terminate in April 2015.

Federal Income Tax Consequences Relating to the 2005 Stock Plan

The material U.S. federal income tax consequences to Salix and its employees of awards under the 2005 Stock Plan are complex and subject to change. The following discussion is only a summary of the material U.S. federal income tax implications of the 2005 Stock Plan. Recipients of awards under the 2005 Stock Plan should consult their own tax advisors because a taxpayer’s particular situation might be such that some variation of the rules described below will apply.

Incentive Stock Options.    An optionee who is granted an incentive stock option under the 2005 Stock Plan will generally not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise will increase the optionee’s alternative minimum taxable income by an amount equal to the difference, if any, between the fair market value of the shares at the time of exercise and the option’s exercise price, and therefore may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option’s exercise or (2) the sale price of the shares. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the optionee’s holding period with respect to such shares.

Nonstatutory Stock Options.    All options that do not qualify as incentive stock options under the 2005 Stock Plan are referred to as nonstatutory options. Generally, an optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. Upon its exercise, however, the optionee will generally recognize taxable ordinary income measured as the excess of the then-fair market value of the shares acquired over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an optionee who is also one of our employees will be subject to tax withholding by us. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option. Upon resale of such shares by the optionee, any difference between the sales price received and the fair market value for the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the optionee’s holding period with respect to the shares.

Restricted Stock.    A recipient of restricted stock, or any other stock award under the 2005 Stock Plan that is subject to a substantial risk of forfeiture, generally will be subject to tax at ordinary income rates on the excess over the purchase price, if any, of the fair market value of the restricted stock, or other stock award, at such time that the stock is no longer subject to forfeiture and restrictions on transfer for purposes of Section 83 of the Internal Revenue Code. However, a recipient who elects under Code Section 83(b) within 30 days of the date of issuance of the shares to be taxed at the time of the award will have taxable ordinary income equal to the excess, if any, of the fair market value of such shares on the date of the award, determined without regard to the restrictions, over the purchase price. We will be entitled to a compensation deduction for federal income tax purposes in the year the participant is taxable, and the amount of our deduction will equal the ordinary income realized by the participant as a result of the restricted stock or other stock award.

Stock Bonuses.    The grant of a stock bonus to a participant under the 2005 Stock Plan will be included in that participant’s income as compensation in that year. The participant will recognize ordinary income in the amount of the fair market value of the common stock awarded. We will be entitled to a deduction for compensation in an equal amount.

The foregoing is only a summary, based on the current Code and Treasury Regulations thereunder, of the material U.S. federal income tax consequences to the optionee or other award recipient and our company with respect to the grant and exercise of options and the grant of other awards under the 2005 Stock Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee’s or award recipient’s death or the income tax laws of any municipality, state or foreign country in which an optionee might reside.

Equity Compensation Plan Information

The following table provides information as of December 31, 2004 on all our equity compensation plans currently in effect.

Plan Category	Number of securities to be issued upon exercise of outstanding options or warrants (a)	Weighted-average exercise price of outstanding options or warrants (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders:
1996 Stock Option Plan	5,450,868	$10.76	727,438

Equity compensation plans not approved by stockholders:	—	—	—

Total	5,450,868	$10.76	727,438

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected Ernst & Young LLP, our independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2005 and recommends that stockholders vote for ratification of such appointment. Notwithstanding the selection, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in our best interests and the best interests of our stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider, but might not change, its selection.

In accordance with the rules and regulations of the Sarbanes-Oxley Act of 2002, the coordinating audit partner for Ernst & Young LLP was rotated in 2005.

Ernst & Young LLP has audited our financial statements annually since 1993. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

Approval of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock entitled to vote and present or represented at the meeting.

In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the meeting and the total number of shares represented and voting on this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the approval of this proposal.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 21, 2005 for the following:

•	each person or entity known to own beneficially more than 5% of the outstanding common stock;

•	each director;

•	each of the executive officers named in the Summary Compensation table; and

•	all directors and executive officers as a group.

Applicable percentage ownership is based on 36,651,845 shares of common stock outstanding as of April 21, 2005, together with applicable options for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after April 21, 2005, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not deemed outstanding for computing the percentage ownership of any other person. For information relating to beneficial owners of greater than 5% of our common stock who are not insiders, we rely upon the reports filed by such persons or entities on Schedule 13G.

Five Percent Stockholders, Directors And Executive Officers	Shares Beneficially Owned	Percentage Beneficially Owned
Wellington Management Company, LLC (1) 75 State Street Boston, Massachusetts 02109	5,061,085	13.81%

Franklin Resources, Inc. (2) One Franklin Parkway San Mateo, California 94403	2,484,497	6.78%

Next Century Growth Investors, LLC (3) 5500 Wayzata Blvd. Suite 1275 Minneapolis, Minnesota 55416	1,998,789	5.45%

John F. Chappell (4)	1,251,381	3.41%

Carolyn J. Logan (5)	613,271	1.65%

Adam C. Derbyshire (6)	246,623	*

Thomas W. D’Alonzo (7)	112,750	*

Richard A. Franco (8)	31,500	*

William P. Keane (9)	14,166	*

David N. Taylor	—	—

William P. Forbes	—	—

All executive officers and directors as a group (8 persons) (10)	2,269,691	6.16%

*	Less than one percent.

(1)	As reported in Schedule 13G filed on February 14, 2005. The Schedule 13G filed by Wellington Management Company does not list any natural persons having voting and/or investment powers over the securities held of record by Wellington Management Company.

(2)	As reported in Schedule 13G filed on February 14, 2005. Includes 425,525 shares held by Franklin Templeton Portfolio Advisors, Inc. In the Schedule 13G filed by Franklin Resources, Inc., Charles B. Johnson and Rupert H. Johnson, Jr. are listed as persons who have voting and/or investment powers over the shares of our common stock held of record by Franklin Resources, Inc.

(3)	As reported in Schedule 13G filed on February 14, 2005. In the Schedule 13G filed by Next Century Growth Investors, LLC, Thomas L. Press and Donald M. Longlet are listed as persons who have voting and/or investment powers over the shares of our common stock held of record by Next Century Growth Investors, LLC.

(4)	Includes 52,500 shares issuable upon exercise of options. Also includes 527,334 shares held indirectly by a grantor retained annuity trust.

(5)	Includes 435,191 shares issuable upon exercise of options.

(6)	Includes 225,623 shares issuable upon exercise of options.

(7)	Includes 52,500 shares issuable upon exercise of options. Also includes 3,750 shares held indirectly by an LLC of which Mr. D’Alonzo and his spouse are members, 1,500 shares held indirectly by Mr. D’Alonzo’s spouse and 27,000 shares held indirectly by Mr. D’Alonzo’s children.

(8)	Includes 12,000 shares issuable upon exercise of options. Also includes 4,500 shares held indirectly by Mr. Franco’s spouse.

(9)	Consists entirely of shares issuable upon exercise of options.

(10)	Includes the shares described in footnotes (4)-(9).

EXECUTIVE COMPENSATION AND OTHER MATTERS

The following table sets forth information concerning the compensation awarded to, earned by, or paid for services rendered to us and our subsidiaries in all capacities during each of the fiscal years in the three-year period ended December 31, 2004, by (1) our Chief Executive Officer and (2) our other executive officers whose compensation exceeded $100,000 during the year ended December 31, 2004. The officers listed on the table set forth below are referred to collectively in this proxy statement as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Annual Compensation					Long-Term Compensation Awards	All Other Compensation (3)
		Salary		Bonus (1)	Other (2)		Stock Options*
Carolyn J. Logan President and Chief Executive Officer	2004 2003 2002	$364,000 350,000 300,708		$182,000 205,000 115,000	$	— — 7,000	99,375 33,750 285,000	$8,000 6,000 5,500

Adam C. Derbyshire Senior Vice President and Chief Financial Officer	2004 2003 2002	$260,000 232,083 200,500		$120,000 125,000 78,000		— — —	30,000 90,000 30,000	$6,500 5,940 5,500

Arthur R. Kamm (4) Senior Vice President, Research and Development and Chief Development Officer	2004 2003 2002	$129,437 126,042 —		$205,000 130,000 —		— —	— 240,000 —	$26,216 163,875 —

David N. Taylor Vice President, Medical and Safety and Chief Medical Officer	2004 2003 2002	$83,333 — —	(5)	$30,000 — —		$40,224 — —	100,000 — —	$1,875 — —

*	Share numbers for option grants made prior to July 2004 have been adjusted to reflect the three-for-two stock split of our common stock effected in July 2004.

(1)	Unless otherwise specified, bonuses are reported in the year earned, even if actually paid in a subsequent year. Bonuses earned in 2004 were paid in February 2005.

(2)	Includes an automobile allowance from January 2002 to July 2002 for Ms. Logan and relocation expenses for Dr. Taylor.

(3)	Except as otherwise indicated, represents matching contributions under our 401(k) retirement plan.

(4)	Dr. Kamm became our Senior Vice President, Research and Development and Chief Development Officer in July 2003 and terminated his employment in May 2004. Prior to becoming a full-time employee, Dr. Kamm received compensation for consulting services included in All Other Compensation in 2003 and following his resignation, Dr. Kamm received compensation for consulting services included in All Other Compensation for 2004.

(5)	Dr. Taylor started in September 2004. His current annual salary is $255,000.

Option Grants, Exercises and Holdings and Fiscal Year-End Option Values

The following table sets forth certain information concerning all grants of stock options made during the year ended December 31, 2004 to the Named Executive Officers:

Name	Number of Securities Underlying Options/SARs Granted (1)	% of Total Options/SARs Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
					5%	10%
Carolyn J. Logan	99,375	4.7%	$18.87	06/17/2014	$1,179,307	$2,988,596
Adam C. Derbyshire	30,000	1.4%	18.87	06/17/2014	356,017	902,218
Arthur R. Kamm	—	—	—	—	—	—
David N. Taylor	100,000	4.7%	21.32	08/01/2014	1,340,803	3,397,859

(1)	All options were granted at an exercise price equal to fair market value of the common stock on the date of the grant. The exercise price may be paid in cash, in shares of common stock valued at fair market value on exercise date or through a cashless exercise procedure involving a same-day sale of purchased shares. The options granted to Ms. Logan and Mr. Derbyshire vest monthly over four years from the vesting commencement date of July 1, 2004, with the exception of an option to purchase 33,750 shares held by Ms. Logan, which vests monthly over three years from the vesting commencement date of July 1, 2004. Dr. Taylor’s option vests as to 25% on September 1, 2005, with the remainder vesting in equal monthly amounts over the next three years.

(2)	A total of 2,125,297 options were granted during the fiscal year ended December 31, 2004.

(3)	Potential realizable value is based on the assumption that our common stock will appreciate at the annual rate shown, compounded annually, from the date of grant until the expiration of the 10-year option term. These amounts are calculated for SEC-mandated disclosure purposes and do not reflect our estimate of future stock prices.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

The following table sets forth information regarding the exercise of stock options during fiscal 2004 and stock options held as of December 31, 2004 by the Named Executive Officers.

Name	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Carolyn J. Logan	30,000	$484,800	382,924	215,202	$5,410,128	$1,743,048
Adam C. Derbyshire	—	—	206,873	93,128	3,055,671	682,029
Arthur R. Kamm	60,000	$744,000	—	—	—	—
David N. Taylor	—	—	—	100,000	—	—

(1)	Based on the closing sales price in trading on The Nasdaq National Market on December 31, 2004 of $17.59, minus the exercise price for the applicable options.

Employment Agreements and Change in Control Arrangements

We entered into employment agreements with Carolyn J. Logan in June 2001, Adam C. Derbyshire in June 2001, David N. Taylor in September 2004 and William P. Forbes in January 2005. Under their employment agreements, Ms. Logan, Mr. Derbyshire, Dr. Taylor and Dr. Forbes currently have annual salaries of $430,000, $272,000, $255,000 and $255,000, respectively. Each officer may be given a cash bonus within the sole discretion of the Board of Directors. Each agreement prohibits the officer from entering into employment with any direct competitor and from soliciting any employee of Salix to leave Salix while the agreement is in effect and for one year after termination of the agreement. The agreements have no set term. Each agreement will remain in effect until (1) we terminate the officer whether for “reasonable cause” (as defined in the agreement) or not, (2) the officer terminates whether for “good reason” (as defined in the agreement) or not, or (3) the officer’s death or incapacitating disability. In the event of termination by us without reasonable cause or by the officer with good reason, the officer will be paid his or her monthly salary for 24 months for Ms. Logan, 18 months for Mr. Derbyshire and 12 months for each of Dr. Taylor and Dr. Forbes. In such event, the officer may also be paid a pro rata portion of his or her bonus, if any, for the year in which termination occurs, as we determine. In addition, we will pay the officer for the same period of time all benefits to which he or she was entitled at the time of termination

Under our 1996 Stock Option Plan and our proposed 2005 Stock Plan, in the event of a merger or change of control of Salix, under certain circumstances, vesting of options outstanding under the plan will automatically accelerate such that outstanding options will become fully exercisable, including with respect to shares for which such shares would be otherwise unvested.

CERTAIN TRANSACTIONS

Our policy regarding transactions with management is that they should be made on terms no less favorable to us than could have been obtained from unaffiliated third parties. All transactions between us and our officers, directors, principal stockholders and their affiliates will be approved by our Audit Committee or a majority of the disinterested directors, and will continue to be on terms no less favorable to us than could be obtained from unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all such forms that they file. Based solely on a review of the copies of such forms received by Salix, or written representations from reporting persons, we believe that during fiscal 2004, our officers, directors and 10% stockholders complied with all applicable Section 16(a) filing requirements except for the following:

•	Thomas W. D’Alonzo filed a Form 4 on February 13, 2004 reporting purchases of (1) 12,000 shares of common stock directly in August 2002, (2) 34,500 shares of common stock by his children between June 2000 and November 2002, and (3) the purchase of 7,500 shares of common stock by an LLC of which Mr. D’Alonzo and his spouse are members in August and November 2002;

•	Carolyn J. Logan filed a Form 4 on July 7, 2004 reporting the receipt of an option to purchase 99,375 shares of our common stock on June 17, 2004;

•	Adam C. Derbyshire filed a Form 4 on July 7, 2004 reporting the receipt of an option to purchase 30,000 shares of our common stock on June 17, 2004; and

•	Each of John F. Chappell, Thomas W. D’Alonzo, Richard A. Franco and William P. Keane filed a Form 4 on July 7, 2004 reporting the receipt of an option to purchase 22,500 shares of our common stock on June 17, 2004.

REPORT OF THE COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this Report of the Compensation Committee of the Board of Directors shall not be deemed “filed” with the SEC or “soliciting material” under the Exchange Act and shall not be incorporated by reference into any such filings.

Introduction

The Compensation Committee of our Board of Directors was established in December 1994 and is composed only of outside directors. John F. Chappell, Thomas W. D’Alonzo and Richard A. Franco served as members of the Compensation Committee for all of 2004, and William P. Keane served as a member until June 17, 2004. In general, the Committee is responsible for reviewing and approving our compensation practices, including executive salary levels and variable compensation programs. With respect to the compensation of our Chief Executive Officer, the Committee reviews and approves the various elements of the Chief Executive Officer’s compensation. With respect to other executive officers, the Committee reviews the recommendations for such individuals presented by the Chief Executive Officer and the bases therefor.

The Compensation Committee administers our 1996 Stock Option Plan and will administer our 2005 Stock Plan.

General Compensation Philosophy

The primary objectives of our executive compensation policies include the following:

•	To attract, motivate and retain a highly qualified executive management team;

•	To link executive compensation to our financial performance as well as to defined individual management objectives established by the Committee;

•	To compensate competitively with the practices of similarly situated specialty pharmaceutical companies; and

•	To create management incentives designed to enhance stockholder value.

We compete in an aggressive and dynamic industry and, as a result, believe that finding, motivating and retaining quality employees, particularly senior managers, sales personnel and technical personnel, are key factors to our future success. The Compensation Committee’s compensation philosophy seeks to align the interests of stockholders and management by tying compensation to our performance, either directly in the form of salary or annual bonuses paid in cash, or indirectly in the form of appreciation of stock options granted to employees through our equity incentive programs.

Executive Compensation

We have a compensation program which consists of two principal components: cash-based compensation and equity-based compensation. These two principal components are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of our company.

Cash-Based Compensation.    Cash-based compensation consists of salary, or base pay, and a discretionary annual bonus. The salaries and bonuses of each of the Named Executive Officers, other than the Chief Executive Officer, for the year ended December 31, 2004 were reviewed by the Compensation Committee, upon the recommendation of the Chief Executive Officer. In its review, the Compensation Committee considers the extent to which we achieved our corporate objectives for the year in question, the executive’s position, his or her individual performance, and other factors. Our 2004 corporate objectives included revenue, earnings, product development and business development goals. We expect 2005 objectives to focus on these key areas as well.

Equity Incentive Programs.    Long-term equity incentives, including stock options granted pursuant to our 1996 Stock Option Plan, align the economic interests of management and employees with those of its stockholders. Historically, we have focused on stock options because they are valuable to employees only if the fair market value of the common stock increases above the exercise price, which is set at the fair market value of the common stock on the date the option is granted. In addition, employees must remain employed for a fixed period of time in order for the options to vest fully. Our standard option agreements for new employees provides that one-fourth of the shares issuable upon exercise of options become vested 12 months after the vesting start date and the remainder vest at the rate of 1/36 of the shares for each month thereafter. Beginning in June 2004, the standard vesting for option grants to existing employees is in equal monthly amounts over four years from the vesting start date.

The Board of Directors or the Compensation Committee may grant, and has granted, options with vesting schedules that differ from such general schedule. For example, because of the limited number of shares then available under our 1996 Plan, our executives took smaller than usual grants in 2003. As a result, some grants in 2004 had three year vesting. The number of options granted to each executive, other than the Chief Executive Officer, is determined by the Compensation Committee, upon the recommendation of the Chief Executive Officer. In making its determination, the Compensation Committee considers the executive’s position, his or her individual performance, the number of options held by the executive, with particular attention to the executive’s unvested option position, and other factors.

Compensation of Chief Executive Officer

In determining compensation for the Chief Executive Officer, the Committee considers comparative financial and compensation data of selected peer companies. Carolyn J. Logan was elected as our President and Chief Executive Officer on July 15, 2002. Due to the outstanding performance of Ms. Logan in managing the Company during a year in which we increased our number of products from one to five, the Compensation Committee determined to pay her a cash bonus of $182,000. In addition, after reviewing salary data for chief executive officers of other comparable companies, the Compensation Committee determined to set Ms. Logan’s base annual salary at $430,000.

Tax Deductibility of Executive Compensation

Section 162 of the Code limits the federal income tax deductibility of compensation paid to the Chief Executive Officer and to each of the Named Executive Officers. We may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Based on our current compensation plans and policies and proposed regulations interpreting this provision of the Code, we believe that, for the near future, there is little risk that we will lose any significant tax deduction for executive compensation.

Summary

The Compensation Committee intends that its compensation program shall be fair and motivating and shall be successful in attracting and retaining qualified employees and in linking compensation directly to Salix’s success. The Board of Directors and the Compensation Committee intend to review this program on an ongoing basis to evaluate its continued effectiveness.

THE COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS

Thomas W. D’Alonzo, Chair

John F. Chappell

Richard A. Franco

SALIX STOCK PRICE PERFORMANCE GRAPH

The following graph compares our cumulative total stockholder return from November 20, 2000 (the effective date of our initial listing on the Nasdaq Small Cap Market) with those of the Nasdaq Composite Index and the Nasdaq Biotech Index and that all dividends were reinvested. The graph assumes that U.S. $100 was invested on November 20, 2000 in (1) our common stock, (2) the Nasdaq Composite Index and (3) the Nasdaq Biotech Index. Note that historic stock price performance is not necessarily indicative of future stock price performance.

On November 20, 2000, our common stock began trading on the Nasdaq Small Cap Market under the symbol “SLXP.” On February 26, 2001, our common stock began trading on the Nasdaq National Market under that symbol.

The stock price performance graph set forth below under the caption “Performance Graph” shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed “filed with” or “soliciting material” under such Acts.

Comparison of the Cumulative Total Return Among

Salix Pharmaceuticals, Ltd. and Comparative Indices.

	11/20/00	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
SLXP	100.00	111.11	200.00	69.04	224.00	260.59
Nasdaq Comp. Idx	100.00	85.46	67.80	46.87	70.23	76.25
Nasdaq Bio. Idx	100.00	105.44	89.86	58.05	85.12	90.65

In July 2004, we effected a three-for-two stock split of our common stock. As a result of the stock split, stockholders as of the record date of June 30, 2004 received one additional common share for every two shares held on the record date. The payment date for the additional shares was July 13, 2004.

No cash dividends have been declared or paid on our common stock. We intend to retain earnings, if any, to fund our business and do not anticipate paying any cash dividends in the foreseeable future. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

AUDIT COMMITTEE REPORT

Our Audit Committee has (1) reviewed and discussed the audited financial statements with management, (2) discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1, and has discussed the accountants’ independence with the independent registered public accounting firm. Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and filed with the SEC.

Our Audit Committee is currently composed of the following three directors, all of whom are independent directors as defined in Rule 4200(a)(14) of the Nasdaq listing standards and Rule 10A(m)(3) of the Exchange Act: Thomas W. D’Alonzo; Richard A. Franco; and William P. Keane. The Board of Directors has determined that Mr. Keane is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. Our Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which has been filed with the SEC and is available under Corporate Governance in the About Us section on our website at www.salix.com.

Ernst & Young LLP served as our independent registered public accounting firm for 2004 and audited our consolidated financial statements for the year ended December 31, 2004.

Summary of Fees

Our Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, each year, at the time it engages the auditors, the Audit Committee pre-approves the audit engagement terms and fees and may also pre-approve detailed types of audit-related and permitted tax services, subject to certain dollar limits, to be performed during the year. All other permitted non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis. The Audit Committee may delegate its authority to pre-approve services to one or more of its members, whose activities are reported to the Audit Committee at each regularly scheduled meeting.

The following table summarizes the aggregate fees billed for professional services rendered to the Company by Ernst & Young LLP in 2003 and 2004. A description of these various fees and services follows the table.

	2003	2004
Audit Fees	$145,000	$301,000
Audit-related Fees	12,500	4,500
Tax Fees	31,000	22,500
All Other Fees	—	—
Total	$189,000	$328,000

Audit Fees

The aggregate fees billed to us by Ernst & Young LLP in connection with the annual audit, for the reviews of the Company’s financial statements included in the quarterly reports on Form 10-Q, and for other services normally provided in connection with statutory and regulatory filings, were approximately $145,000 and $301,000 for 2003 and 2004, respectively.

Audit-Related Fees

The aggregate fees billed to us by Ernst & Young LLP for audit-related services were approximately $12,500 and $4,500 for the years ended December 31, 2003 and 2004, respectively.

Tax Fees

The aggregate fees billed to us by Ernst & Young LLP in connection with tax services were approximately $31,000 and $22,500 for the years ended December 31, 2003 and 2004, respectively.

All Other Fees

We did not engage Ernst & Young LLP for any services other than those listed above during 2003 or 2004.

Our Audit Committee has considered whether and determined that the provision of the non-audit services rendered to us during 2004 was compatible with maintaining the independence of Ernst & Young LLP.

Respectfully submitted by the members of the Audit Committee of the Board of Directors.

William P. Keane, Chair

Thomas W. D’Alonzo

Richard A. Franco

OTHER MATTERS

We do not know of any other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors recommends.

THE BOARD OF DIRECTORS

Dated: April 29, 2005

APPENDIX A

SALIX PHARMACEUTICALS, LTD.

2005 STOCK PLAN

(as adopted by the Board of Directors on April 21, 2005)

1.    Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company’s business. Pursuant to the terms of this Plan, the Company may grant incentives (a) to its Employees in the form of Incentive Stock Options; (b) to its Employees and Consultants in the form of Nonstatutory Stock Options; (c) to its Employees and Consultants in the form of Stock Bonuses; and (d) to its Employees and Consultants in the form of Purchase Rights.

2.    Definitions.  As used herein, the following definitions shall apply:

(a)	“Administrator” shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b)	“Applicable Laws” means the requirements relating to the administration of stock option plans under the corporate laws and securities regulations of applicable U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(c)	“Board” shall mean the Board of Directors of the Company.

(d)	“Change in Control” shall mean a change in control of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as such Schedule, Regulation and Act were in effect on the date of adoption of this Plan by the Board, assuming that such Schedule, Regulation and Act applied to the Company, provided that such a change in control shall be deemed to have occurred at such time as:

(i)	any “person” (as that term is used in Section 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, a Subsidiary or an affiliate of the Company) becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities representing a 33 1/3% or more of the combined voting power for election of members of the Board of the then outstanding voting securities of the Company or any successor of the Company;

(ii)	during any period of two consecutive years or less, individuals who at the beginning of such period constituted the Board of the Company cease, for any reason, to constitute at least a majority of the Board, unless the election of nomination for election of each new member of the Board was approved by a vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of the period;

(iii)	the equity holders of the Company approve any merger or consolidation to which the Company is a party as a result of which the persons who were equity holders of the Company immediately prior to the effective date of the merger or consolidation (and excluding, however, any shares held by any party to such merger or consolidation and their affiliates) shall have beneficial ownership of less than 50% of the combined voting power for election of members of the Board (or equivalent) of the surviving entity following the effective date of such merger or consolidation; or

(iv)	the equity holders of the Company approve any merger or consolidation as a result of which the equity interests in the Company shall be changed, converted or exchanged (other than a merger with a wholly-owned Subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of all or substantially all of the assets of the Company.

However, in no event shall a Change in Control be deemed to have occurred with respect to a holder of a Stock Right, if such holder is part of a purchasing group which consummates the Change in Control transaction. Such holder shall be deemed “part of a purchasing group” for purposes of the preceding sentence if he, she or it is either directly or indirectly an equity participant in the purchasing group (except for (A) passive ownership of less than 3% of the stock of the purchasing group, or (B) ownership of equity participation in the purchasing group which is otherwise not significant, as determined prior to the Change in Control by the Board).

(e)	“Code” shall mean the Internal Revenue Code of 1986, as amended, or any successor thereto.

(f)	“Committee” shall mean any Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(g)	“Common Stock” shall mean the Common Stock, par value $0.001 per share, of the Company.

(h)	“Company” shall mean Salix Pharmaceuticals, Ltd., a Delaware corporation.

(i)	“Consultant” shall mean any person, including an advisor, engaged by the Company or any Parent or Subsidiary to render services to such entity, and any Director of the Company whether compensated for such services or not.

(j)	“Continuous Status as an Employee or Consultant” shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from Employee to Consultant or from Consultant to Employee will not constitute a termination of employment.

(k)	“Director” shall mean a member of the Board.

(l)	“Disqualifying Disposition” shall mean any disposition (including any sale) of Common Stock before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired the Common Stock by exercising the Incentive Stock Option. If an Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(m)	“Effective Date” shall have the meaning set forth in Section 6 hereof.

(n)	“Employee” shall mean any person employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(o)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(p)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)	if the Common Stock is listed on any established stock exchange or national market system in the United States, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	if the Common Stock is quoted on the NASDAQ System (but not on The National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)	in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(q)	“Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(r)	“Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(s)	“Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, or any successor thereto and (i) every Director or senior officer of the Company, (ii) every Director or senior officer of a company that is itself an insider or subsidiary of the Company, (iii) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding other than voting securities held by the person or company as underwriter in the course of a distribution, and (iv) the Company where it has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

(t)	“Option” shall mean an option to purchase Common Stock granted pursuant to the Plan.

(u)	“Optionee” shall mean an Employee or Consultant who receives an Option.

(v)	“Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w)	“Plan” shall mean this 2005 Stock Plan, as amended.

(x)	“Purchase Right” shall mean an opportunity to make a direct purchase of Common Stock.

(y)	“Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

(z)	“Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(aa)	“Stock Bonus” shall mean a bonus award of Common Stock.

(bb)	“Stock Rights” shall refer collectively to Options, Stock Bonuses or Purchase Rights granted pursuant to the Plan.

(cc)	“Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.  The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock. The maximum number of Shares that may be issued pursuant to the Plan is the sum of: (i) 1,000,000 shares of Common Stock plus (ii) such number of shares of Common Stock that are available for issuance under the Company’s 1996 Stock Option Plan as of the date of adoption of this Plan by the Company’s stockholders. Any such Shares may be issued as Incentive Stock Options, Nonstatutory Stock Options or Stock Bonuses, or to persons or entities making purchases pursuant to Purchase Rights, so long as the number of Shares so issued does not exceed such aggregate number, as adjusted. If any Option granted under the Plan should expire or become unexercisable for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or part, or if the Company shall reacquire any Shares issued pursuant to Stock Rights, the unpurchased Shares that were subject thereto and any Shares so reacquired by the Company shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4.    Administration of the Plan.

(a)	Procedure.

(i)	Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.

(ii)	Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)	Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b)	Powers of the Administrator. Subject to compliance with Applicable Laws, and further subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

(ii)	to select the Employees and Consultants to whom Stock Rights may from time to time be granted hereunder;

(iii)	to determine whether and to what extent Stock Rights are granted hereunder;

(iv)	to determine the number of shares of Common Stock subject to any Stock Right granted hereunder;

(v)	to approve forms of agreement for use under the Plan;

(vi)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Stock Right granted hereunder (including, but not limited to, the exercise price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, the purchase price of Shares subject to each Purchase Right, and the form of consideration to be paid to the Company for the exercise of any Option or purchase of Shares with respect to a Stock Right, based in each case on such factors as the Administrator shall determine, in its sole discretion);

(vii)	to determine (subject to Section 10) the time or times when each Option shall become exercisable and the duration of the exercise period;

(viii)	to determine whether restrictions such as repurchase options are to be imposed on Shares subject to Options, Stock Bonuses and Purchase Rights and the nature of such restrictions, if any;

(ix)	to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

(x)	to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(xi)	to institute an option exchange program; and

(xii)	to make all other determinations necessary or advisable for the administration of the Plan.

(c) Effect	of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of any Stock Rights. The interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Administrator may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or any Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

5.    Eligibility.

(a)	Nonstatutory Stock Options, Stock Bonuses and Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted a Stock right may, if he or she is otherwise eligible, be granted additional Stock Rights.

(b)	Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Options that are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, (or such higher value as permitted under Code section 422 at the time of such determination), such excess Options shall be treated as Nonstatutory Stock Options.

(c)	For purposes of Section 5(b) hereof, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(d)	The Plan shall not confer upon any holder of a Stock Right any right with respect to the continuation of an employment or consulting relationship with the Company, nor shall such Stock Right interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

(e)	The terms of any Stock Right shall comply with Applicable Laws.

6.    Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company (the “Effective Date”). It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 15 of the Plan.

7.    Granting of Stock Rights.  Stock Rights may be granted under the Plan at any time after the Effective Date, as set forth in Section 6, and prior to 10 years thereafter. The date of grant of a Stock Right under the Plan will be the date specified by the Administrator at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Administrator acts.

8.    Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

9.    Option Exercise Price and Consideration.

(a)	The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be no less than 100% of the Fair

Market Value on the date of grant; provided, that, in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(b)	The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) as determined by the Administrator, such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. No Optionee shall receive financial assistance from the Company in connection with the exercise of any Option and the purchase price of the Common Stock issuable pursuant to any Option shall be paid in full prior to the issuance of such Common Stock. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

10.    Exercise of Option.

(a) Procedure	for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect thereto, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination

of Status as an Employee or Consultant.  In the event of termination of an Optionee’s Continuous Status as an Employee or Consultant for any reason other than by reason of death or disability, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

(c) Disability	of Optionee. Notwithstanding the provisions of Section 10(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his or her disability, all unvested options under the Optionee’s Option shall immediately vest, and he or she may, but only within twelve (12) months (or such shorter period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option. To the extent that he or she does not exercise such Option within the time specified herein, the Option shall terminate.

(d) Death	of Optionee. In the event of the death of an Optionee:

(i)	during the term of the Option while such Optionee is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, all unvested options under the Optionee’s Option shall immediately vest, and the Option may be exercised, at any time within twelve (12) months (or such shorter period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance; or

(ii)	within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

11.    Withholding Taxes.  Upon the exercise of a Nonstatutory Stock Option, or the grant of a Stock Bonus or Purchase Right for less than the Fair Market Value of the Common Stock, the making of a Disqualifying Disposition, the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder or the surrender of an Option pursuant to Section 17, the Company, in accordance with Section 3402(a) of the Code and any applicable state statute or regulation, may require the Optionee, Stock Bonus recipient or purchaser to pay to the Company additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income. With respect to any such event, the Administrator in its discretion may condition such event on the payment by the Optionee, Stock Bonus recipient or purchaser of any such additional withholding taxes. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

12.    Satisfaction of Withholding Tax Obligations.  At the sole and absolute discretion of the Administrator, the holders of Stock Rights may satisfy withholding obligations as provided in this Section. When a holder of a

Stock Right incurs tax liability in connection with the exercise or receipt of Stock Rights, the making of a Disqualifying Disposition, or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, which tax liability is subject to tax withholding under applicable tax laws, and the holder of such Stock Right is obligated to pay the Company an amount required to be withheld under applicable tax laws, the holder of such Stock Right may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment; or (b) out of his or her current compensation; (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by such holder for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to or less than such holder’s marginal tax rate times the ordinary income recognized; or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Stock Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.

All elections by any holder of Stock Rights to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator.

13.    Non-Transferability of Stock Rights.  Unless determined otherwise by the Administrator, a Stock Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the holder, only by the holder of such Stock Right. If the Administrator makes a Stock Right transferable, such Stock Right shall contain such additional terms and conditions as the Administrator deems appropriate.

14.    Adjustments Upon Changes in Capitalization or Merger.

(a) Changes	in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, and the price per share of Common Stock covered by each such outstanding Stock Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right

(b) Dissolution	or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the holder of a Stock Right as soon as practicable prior to the effective date of such proposed action. To the extent it has not been previously exercised, such Stock Right will terminate immediately prior to the consummation of such proposed action.

(c) Acceleration

upon Change in Control.  In the event of a Change in Control of the Company, all outstanding Stock Rights granted under the Plan and any restricted Shares acquired on the exercise of a Stock Right shall become vested and immediately and fully exercisable, and all forfeiture restrictions shall be waived, and may either (i) be assumed or an equivalent option or right shall be substituted by such successor corporation or a Parent or Subsidiary of such successor corporation or (ii) terminate ten (10) days after the Administrator shall notify the holder of such vesting and termination. For the purposes of this Section, the Stock Right shall be considered assumed if, following the merger or sale of assets, the Stock Right confers the right to purchase or receive, for each Share subject to the Stock Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each Share subject to the Stock Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(d) Certain	Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Stock Right to reflect the effect of such distribution.

15.    Amendment and Termination of the Plan.

(a) Amendment	and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

(b) Stockholder	Approval. The Company shall obtain stockholder approval of any material Plan amendment (including but not limited to any downward repricing of outstanding options or increase in the total number of Shares that may be issued under the Plan) and to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect	of Amendment or Termination. Any such amendment or termination of the Plan shall not adversely alter or impair the rights of a holder of Stock Rights, without his, her or its consent, under any Stock Right previously granted.

16.    Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of a Stock Right unless the exercise of such Stock Right and the issuance and delivery of such Shares pursuant thereto shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of a Stock Right, the Company may require the person exercising such Stock Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

17.    Surrender of Stock Rights for Cash or Stock.  The Administrator may, in its sole and absolute discretion and subject to such terms and conditions as it deems appropriate, accept the surrender by a holder of a Stock Right granted to him, her or it under the Plan and authorize payment in consideration therefor of an amount equal to the difference between the purchase price payable for the Shares under the instrument granting the Stock Right and the Fair Market Value of the Shares subject to the Stock Right (determined as of the date of such surrender of the Stock Right). Such payment shall be made in shares of Common Stock valued at Fair Market Value on the date of such surrender, or in cash, or partly in such shares of Common Stock and partly in cash as the Administrator shall determine. The surrender shall be permitted only if the Administrator determines that such surrender is consistent with the purpose set forth in Section 1, and only to the extent that the Stock Right is exercisable under the terms of this Plan on the date of surrender. In no event shall a holder surrender his or her Stock Right under this Section if the Fair Market Value of the Shares on the date of such surrender is less than the purchase price payable for the Shares subject to the Stock Right. Any Incentive Stock Option surrendered pursuant to the provisions of this Section shall be deemed to have been converted into a Nonstatutory Stock Option immediately prior to such surrender.

18.    Conversion of Incentive Stock Options into Nonstatutory Stock Options; Termination.  The Administrator, with consent of any Optionee, may in its discretion take such actions as may be necessary to convert and Optionee’s Incentive Stock Option(s) or any installments or portions of installments thereof that have not been exercised on the date of conversion into Nonstatutory Stock Option(s) at any time prior to the expiration of such Incentive Stock Option(s). These actions may include, but not be limited to, accelerating the exercisability or extending the exercise period of the appropriate installments of Optionee’s Options. At the time of such conversion, the Administrator, with the consent of the Optionee, may impose these conditions on the exercise of the resulting Nonstatutory Stock Option(s) as the Administrator in its discretion may determine, provided that the conditions shall be consistent with the Plan. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee’s Incentive Stock Option(s) converted into Nonstatutory Stock Option(s), and no conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Optionee, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of the termination.

19.    Notice to Company of Disqualifying Disposition.  Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

20.    Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.    Form of Stock Rights Agreement.  Stock Rights shall be evidenced by written agreements in such forms as the Board shall approve.

22.    Option Grants to Non-Employee Directors.  Upon joining the Board, each non-Employee Director shall receive a one-time grant of an Option to purchase 20,000 shares (subject to adjustment for splits, recapitalizations and the like) of Common Stock at the Fair Market Value as of the date of grant, vesting ratably over 36 months. Each non-Employee Director shall be granted an annual Option to purchase 15,000 shares (subject to adjustment for splits, recapitalizations and the like) of Common Stock at the Fair Market Value as of the date of grant, vesting ratably over 12 months.

SALIX PHARMACEUTICALS, LTD.

2005 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

Grant Number

Optionee Name and Address)

You have been granted an option to purchase Common Stock of Salix Pharmaceuticals, Ltd. (the “Company”) as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price Per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Incentive Stock Option (“ISO”)

Nonstatutory Stock Option (“NSO”)

Term/Expiration Date:	10 Years/

Vesting Schedule:	This Option may be exercised, in whole or in part, in accordance with the following schedule: 1/4 of the shares subject to this Option shall vest and become exercisable on the twelve-month anniversary of the Vesting Commencement Date and 1/48th of the shares on each monthly anniversary thereafter.

Termination Period:	Option may be exercised, to the extent vested as of the date of such termination, for 90 days after termination of Continuous Status as an Employee or Consultant except as set forth in Sections 6 and 7 of the Stock Option Agreement (but in no event later than the Expiration Date).

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2005 Stock Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:	SALIX PHARMACEUTICALS, LTD.

By:
(Signature)	Name:
Title:
(Printed or Typed Name)

SALIX PHARMACEUTICALS, LTD.

2005 STOCK PLAN

STOCK OPTION AGREEMENT

1.    Grant of Option.  Salix Pharmaceuticals, Ltd., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase a total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”) subject to the terms, definitions and provisions of the Salix Pharmaceuticals, Ltd. 2005 Stock Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, or any successor provision.

2.    Exercise of Option.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 10 of the Plan as follows.

(i) Right	to Exercise.

(a)	This Option may not be exercised for a fraction of a share.

(b)	In the event of Optionee’s death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitation contained in subsection 2(i)(c).

(c)	In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(ii) Method	of Exercise. This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.    Method of Payment.  Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)	cash; or

(ii)	check; or

(iii)	surrender of other shares of Common Stock of the Company which (a) in the case of Shares acquired pursuant to the exercise of a Company option, either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a fair market value on the date of surrender equal to the aggregate Exercise Price for the total number of Shares as to which the Option is being exercised; or

(iv)	authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a fair market value on the date of exercise equal to the aggregate exercise price for the total number of Shares as to which the Option is exercised; or

(v)	delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price; or

(vi)	any combination of the foregoing methods of payment.

4.    Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5.    Termination of Relationship.  In the event of termination of Optionee’s Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the Termination Date, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

6.    Disability of Optionee.  Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee’s Continuous Status as an Employee or Consultant as a result of his or her disability, all unvested options under this Option shall immediately vest, and Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), exercise this Option. To the extent that Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

7.    Death of Optionee.  Notwithstanding the provisions of Section 5 above, in the event of the death of Optionee:

(i)	during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, all unvested options under this Option shall immediately vest, and the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance; or

(ii)	within thirty (30) days after the termination of Optionee’s Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

8.    Non-Transferability of Option.  This option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9.    Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 8 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) stockholders shall apply to this Option.

10.    Taxation Upon Exercise of Option.  Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. However, the timing of this income recognition may be deferred for up to six months if Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If the Optionee is an employee, the Company will be required to withhold from Optionee’s compensation, or collect from Optionee and pay to the applicable taxing authorities, an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash payment; (ii) out of Optionee’s current compensation; (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to or greater than Optionee’s marginal tax rate times the ordinary income recognized; (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).

If the Optionee is subject to Section 16 of the Exchange Act (an “Insider”), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”) and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(1)	the election must be made on or prior to the applicable Tax Date;

(2)	once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

(3)	all elections shall be subject to the consent or disapproval of the Administrator; and

(4)	if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

11.    Tax Consequences.  Set forth below is a brief summary as of the date of this Option of some of the U.S. federal and North Carolina tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(i)	Exercise of ISO. If this Option qualifies as an ISO, there will be no regular U.S. federal income tax liability or North Carolina income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

(ii)

Exercise of Nonstatutory Stock Option.  If this Option does not qualify as an ISO, there may be a regular U.S. federal income tax liability and North Carolina income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

(iii)	Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for U.S. federal and North Carolina income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for U.S. federal and North Carolina income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (a) the fair market value of the Shares on the date of exercise, or (b) the sale price of the Shares.

(iv)	Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two years after the Date of Grant, or (b) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

12.    Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

13.    Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, who shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator, shall be final and binding on the Company and on Optionee.

14.    Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

15.    Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

16.    Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

17.    Continuing Employment/Consultancy.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF

EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

18.    Receipt of Plan.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.

[The next page is the signature page.]

IN WITNESS WHEREOF, the undersigned parties have entered into this Stock Option Agreement effective as of the Date of Grant reflected in the Notice of Stock Option Grant attached hereto.

COMPANY:	SALIX PHARMACEUTICALS, LTD.

By:
Name:
Title:

OPTIONEE:
(Signature)

(Printed or Typed Name)

EXHIBIT A

SALIX PHARMACEUTICALS, LTD.

2005 Stock Option Plan

EXERCISE NOTICE

Salix Pharmaceuticals, Ltd.

1700 Perimeter Park Drive, Suite 100

Morrisville, North Carolina 27560

Attention: Chief Financial Officer

1.    Exercise of Option.  Effective as of today,                     , 20    , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase shares of the Common Stock (the “Shares”) of Salix Pharmaceuticals, Ltd. (the “Company”) under and pursuant to the Company’s 2005 Stock Plan, as amended (the “Plan”) and the [            ] Incentive [            ] Nonstatutory Stock Option Agreement dated                      (the “Option Agreement”).

2.    Representations of Optionees.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee’s own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

3.    Compliance with Securities Laws.  Optionee understands and acknowledges that the Shares may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”), and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act, all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company’s Common Stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

4.    Federal Restrictions on Transfer.  Optionee understands that if the Shares have not been registered under the 1933 Act, they cannot be resold and must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee. Specifically, Optionee has been advised that Rule 144 promulgated under the 1933 Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event requires that the Shares be paid for and then be held for at a specified period before they may be resold under Rule 144.

5.    Rights as Stockholder.  Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

6.    Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.    Stop-Transfer Orders.

(a) Stop-Transfer	Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(b) Refusal	to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.    Delivery of Payment.  Optionee herewith delivers to the Company the full Exercise Price for the Shares.

9.    Entire Agreement.  The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by North Carolina law except for that body of law pertaining to conflict of laws.

[The next page is the signature page.]

Submitted by:	Accepted by:

OPTIONEE:	SALIX PHARMACEUTICALS, LTD.

By:
(Signature)	Name:
Title:
(Printed or Typed Name)

Address:	Address:	1700 Perimeter Park Drive Suite 100 Morrisville, NC 27560 Attn: Chief Financial Officer

SALIX PHARMACEUTICALS, LTD.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Salix Pharmaceuticals, Ltd., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 2005, and hereby appoints Adam C. Derbyshire and Stephen D. Celestini and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of Salix Pharmaceuticals, Ltd., to be held on Thursday, June 9, 2005 at 9:00 a.m., local time, at the offices of Salix, located at 1700 Perimeter Park Drive, Morrisville, North Carolina and any adjournment(s) thereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

	FOR	WITHHOLD

01 – John F. Chappell	☐	☐

02 – Thomas W. D’Alonzo	☐	☐

03 – Richard A. Franco	☐	☐

04 – William P. Keane	☐	☐

05 – Carolyn Logan	☐	☐

Issues

2.	The Board of Directors recommends a vote FOR the following proposals.

To approve the 2005 Stock Plan.

☐ FOR                 ☐ AGAINST                 ☐ ABSTAIN

3.	Proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

☐ FOR                 ☐ AGAINST                 ☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.

Authorized signatures – Sign here – This section must be completed for your instructions to be executed.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, (2) FOR THE APPROVAL OF THE 2005 STOCK PLAN, AND (3) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2005 FISCAL YEAR.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder

Dated: , 2005

Signature

Signature

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

MARK THIS BOX WITH AN X IF YOU HAVE MADE CHANGES TO YOUR NAME OR ADDRESS DETAILS ABOVE.  ☐